239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 NASDAQ: MRBK 1ˢᵗ QTR 2022 Investor Presentation

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 2Meridian Corporation FORWARD-LOOKING STATEMENTS Meridian Corporation (the “Corporation”) may from time to time make written or oral “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements with respect to Meridian Corporation’s strategies, goals, beliefs, expectations, estimates, intentions, capital raising efforts, financial condition and results of operations, future performance and business. Statements preceded by, followed by, or that include the words "will", “may,” “could,” “should,” “pro forma,” “looking forward,” “would,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” "project", or similar expressions generally indicate a forward-looking statement. These forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those in such statements. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: Local, regional, national and international economic conditions and the impact they may have on us and our customers and our assessment of that impact; volatility and disruption in national and international financial markets; government intervention in the U.S. financial system; changes in the mix of loan geographies, sectors and types or the level of non-performing assets and charge-offs; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; the effects of and changes in trade and monetary and fiscal policies and laws, including the interest rate policies of the Federal Reserve Board; inflation, interest rate, securities market and monetary fluctuations; the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities and insurance) with which we and our subsidiaries must comply; impairment of our goodwill or other intangible assets; acts of God or of war or terrorism; changes in consumer spending, borrowings and savings habits; changes in the financial performance and/or condition of our borrowers; technological changes; the cost and effects of cyber incidents or other failures, interruption or security breaches of our systems or those of third-party providers; acquisitions and integration of acquired businesses; our ability to increase market share and control expenses; our ability to attract and retain qualified employees; changes in the competitive environment in our markets and among banking organizations and other financial service providers; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters; changes in the reliability of our vendors, internal control systems or information systems; changes in our liquidity position; changes in our organization, compensation and benefit plans; the impact of the ongoing COVID-19 pandemic and any other pandemic, epidemic or health-related crisis; the costs and effects of legal and regulatory developments, the resolution of legal proceedings or regulatory or other governmental inquiries, the results of regulatory examinations or reviews and the ability to obtain required regulatory approvals; greater than expected costs or difficulties related to the integration of new products and lines of business; Our success at managing the risks involved in the foregoing items. Meridian Corporation cautions that the foregoing factors are not exclusive, and neither such factors nor any such forward-looking statement takes into account the impact of any future events. All forward-looking statements and information set forth herein are based on management’s current beliefs and assumptions as of the date hereof and speak only as of the date they are made. For a more complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review Meridian Corporation’s filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2021 and subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K that update or provide information in addition to the information included in the Form 10-K and Form 10-Q filings, if any. Meridian Corporation does not undertake to update any forward-looking statement whether written or oral, that may be made from time to time by Meridian Corporation or by or on behalf of Meridian Bank.

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 3Meridian Corporation COMPANY SNAPSHOT 1 Includes home equity loans, residential mortgage loans held in portfolio and individual consumer loans. Geographic Footprint Branches Mortgage LPOs Regional Market • Serves Pennsylvania, New Jersey, Delaware and Maryland • Philadelphia MSA is 8th largest MSA in the US • Expansion into growing central Maryland MSA Profile and Business Lines • Core Banking: C&I, CRE, construction, SBA, and consumer lending; lease financing through Meridian Equipment Finance, ® and deposit/treasury services. • Meridian Mortgage: residential lending to homeowners and small scale investors originated in the PA, NJ, DE, VA, MD and DC markets. • Wealth Management Services through Meridian Wealth Partners, ® a registered investment advisor and subsidiary of the Bank. Over $1 billion in AUM. Meridian specializes in business and industrial lending, retail and commercial real estate lending, electronic payments, along with a broad menu of high-yield depository products supported by robust online and mobile access. Cash & investments 13% C & I loans 29% PPP loans 3% CRE loans 30% Construction loans 9% Consumer loans1 7% Residential loans HFS 4% FF & E < 1% Other assets 4% Asset Mix at March 31, 2022

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 4Meridian Corporation INVESTMENT HIGHLIGHTS • Financial services business model with significant non-interest income streams. • Demonstrated organic growth engine in diversified loan segments, capitalizing on sales culture and market disruption. • Achieved strong balance sheet growth with above peer profitability. • Valuable customer base trained to use electronic channel. • Skilled, long-tenured management team with extensive in-market experience. • Excellent historical asset quality with diversified loan portfolio. • Nationally recognized as a great place to work; very low historical employee turnover.

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 5Meridian Corporation 1Q HIGHLIGHTS 1) As of and for the quarter ended March 31, 2022, per May 2, 2022 press release. 2) Includes PPP loans, loans held for sale and loans held for investment. 3) Excludes loans at fair value, loans held for sale and PPP loans. A Non-GAAP measure. See Non-GAAP reconciliation in the Appendix. 4) Excludes PPP loans and PPPLF borrowings. A Non-GAAP measure. See Non-GAAP reconciliation in the Appendix. 1Q Overview Financial Highlights 1Q 2022¹ Balance Sheet ($ in Millions) Profitability (%) Asset Quality (%) Balance Sheet: • Total assets increased $118.1 million, or 6.9%, to $1.8 billion as of March 31, 2022 • Portfolio loans, excluding SBA PPP, grew $84.1 million, or 6.5% quarter-over-quarter, or 26% on an annualized basis • Commercial real estate/construction portfolio grew $41.0 million • Commercial loans and leases grew $38.7 million Income Statement: • Consolidated net income was $5.5 million, or $0.88 per diluted share • Pre-tax, pre-provision income for the Bank was $8.8 million, an increase of $1.9 million, or 28.5%, ◦ Strong SBA loan sales revenue ◦ Wealth management income up ◦ Other fee income from title insurance fees & swap fees up ◦ Lower operating expenses • The return on average equity ("ROE") and return on average assets ("ROA) were 13.86% and 1.28% • NIM increased to 3.89% • On April 28, 2022, the Board of Directors declared a quarterly cash dividend of $0.20 per common share • Assets $ 1,832 Loans & Leases² $ 1,513 Deposits $ 1,565 Equity $ 158 ROA 1.28% ROE 13.86% Net Interest Margin 3.89% Tangible Equity 8.61% Loans & Leases3 1.38% NCOs (recoveries)/Loans 0.04% Nonaccrual Loans / Loans 1.51%

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 6Meridian Corporation SUMMARY INCOME STATEMENT (1) A non-GAAP measure. See Non-GAAP reconciliation in the Appendix. • Bank pre-tax, pre-provision income grew 11% when comparing 1Q 2022 to 1Q 2021 • Bank segment represents 114% of pre-tax, pre-provision income for 1Q 2022 (dollars in thousands) Summary Income Statement 1Q 2022 4Q 2021 1Q 2021 Net Interest Income $ 16,035 $ 16,322 $ 15,120 Provision for Loan Losses 615 (222) 599 Non-Interest Income 13,102 17,086 27,048 Non-Interest Expense 21,433 23,737 28,263 Income before Income Taxes 7,089 9,893 13,306 Income Taxes 1,554 2,174 3,136 Net Income $ 5,535 $ 7,719 $ 10,170 Earnings per Share 1Q 2022 4Q 2021 1Q 2021 Basic Earnings per Share $ 0.92 $ 1.29 $ 1.70 Diluted Earnings per Share $ 0.88 $ 1.24 $ 1.65 Pre-tax, Pre-provision Income by Segment: 1Q 2022 4Q 2021 1Q 2021 Bank $ 8,778 $ 6,829 $ 7,891 Wealth 519 286 227 Mortgage (1,593) 2,556 5,787 Total pre-tax, pre-provision income (1) $ 7,704 $ 9,671 $ 13,905 Pre-tax, Pre-provision Income 114% 7% Bank Wealth Mortgage

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 7Meridian Corporation NET INTEREST MARGIN MANAGEMENT Net Interest Margin Trend 3.72% 3.70% 3.83% 3.83% 3.89% 3.64% 3.75% 3.73% 3.76% 3.82% 0.08% (0.05)% 0.10% 0.07% 0.07% PPP Impact NIM Ex PPP Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 -0.50% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% NIM Increased 17bps YoY • Net interest margin increased to 3.89% for the 1Q 2022 from 3.72% for 1Q 2021. • Interest earning asset yield increased 6 bps to 4.35%, while cost of funds decreased 12 bps over the same period. • Cash flows from PPP loan payoffs are reinvested in higher yielding commercial portfolios. • Combined average balance growth of $67.3 million on commercial loans and leases, small business loans, residential real estate loans from 4Q 2021. Yield on Earning Assets / Cost of Funds 4.29% 4.20% 4.31% 4.28% 4.35% 0.62% 0.54% 0.52% 0.49% 0.50% Yield on earning assets Cost of funds Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 (1) Q2 2021 PPP Impact of (0.05%) due to uptick in PPP 2nd round originations outpacing 1st round forgiveness

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 Meridian Corporation INTEREST SENSITIVITY at March 31, 2022 • 65% of loans are variable loans with 28% of loans repricing with prime. • 79% of deposits are core deposits; 21% of deposits are wholesale. • $439M of loans will reprice during 2Q. $238M in time deposits reprice in next 6 months. • Interest sensitivity is neutral up 100 bps; Increasing asset sensitivity up 200 & 300 bps (approx. 1% increase in NII). 8

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 9Meridian Corporation NON-INTEREST INCOME Non-Interest Income decreased $4.0 million or 23.3% from 4Q2021 • Lower level of mortgage banking revenue (including fair value and hedging impacts) decreased $4.5 million. Decrease driven by lower levels of mortgage loan originations compared to 4Q2021. • Net revenue from the sale of SBA 7(a) loans was up $1.0 million as the value of loans sold increased to $25.2 million in 1Q2022 compared to $15.6 million in loans sold in the 4Q2021. • Wealth management revenue increased $34 thousand, or 2.7%, due to the more favorable market conditions that existed in 1Q2022. AUM remained above $1 billion. (Dollars in thousands) 1Q 2022 4Q 2021 Change Mortgage banking income (including FV chg) 8,633 13,148 (4,515) Wealth management income 1,304 1,270 34 SBA income 2,520 1,475 1,046 Other income 646 1,194 (548) Total $ 13,103 $ 17,086 ($3,983) Quarter ended March 31, 2022 66% 10% 19% 5% Mortgage banking income (including FV chg) Wealth management income SBA income Other income (% of total non-interest income)

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 Meridian Corporation MORTGAGE PERFORMANCE • Mortgage business is cyclical and seasonal, but has been profitable every year (blue bar) by managing expenses • In 2020, added the MD mortgage group, effectively doubling originations • Cyclical periods due to rate environment in 2015, 2020 and 2021 • Seasonally weaker in Q1 (red bar) • Margin Compression: – Down 76 bps from Q1 21 – Market volatility – Competitive environment • Q1 volume lower due to: – Higher mortgage rates – Diminished refinance activity – Lack of home inventory 10

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 11Meridian Corporation NON-INTEREST EXPENSE Non-Interest Expense decreased $2.3 million or 9.7% from 4Q2021 • Salaries/benefits expense was $15.3 million, decrease of $1.7 million or 10.2%. $761 thousand related to the mortgage segment, which recognizes variable compensation based on originations. • Occupancy expense up $167 thousand, or 15.4%, due to improvements starting to be made for our operations headquarters which was purchased later in 2021. • Information technology costs decreased $157 thousand, or 18.1%, from the fourth quarter of 2021 as certain IT project setup costs were not repeated into the first quarter of 2022. • Other non-interest expense declined $619 thousand, or 27.2%, due to a reduction in a reserve for mortgage loan repurchases. Quarter ended March 31, 2022 71% 6% 4% 6% 13% Salaries and employee benefits Occupancy and equipment Professional fees Data processing and information technology Other (% of total non-interest expense) (Dollars in thousands) 1Q 2022 4Q 2021 Change Salaries and employee benefits 15,298 17,042 (1,744) Occupancy and equipment 1,252 1,085 167 Professional fees 848 929 (81) Data processing and information technology 1,189 1,351 (163) Other 2,845 3,330 (484) Total $21,432 $23,737 ($2,305)

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 Meridian Corporation LOAN PORTFOLIO DIVERSIFICATION 90% CommercialAt March 31, 2022 12

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 13Meridian Corporation ASSET QUALITY 1) Excludes loans held for sale and, for 1Q 2021 to 1Q 2022, PPP loans. A Non-GAAP measure. See Appendix for Non-GAAP to GAAP reconciliation. 2) Includes loans held for sale and held for investment. Nonaccrual Loans / Loans2 (%) Net Chargeoffs / Average Loans (%) 1Q 2022 Highlights: • Nonaccrual loans to total loans2 declined in 1Q 2022 • Reserves to total loans declined for 2nd straight QTR due to improvements in COVID-19 related qualitative factors • Net charge-offs in 1Q 2022 of $547 thousand from small equipment leases through MEF • COVID modifications expired by end of 1Q 2022 Reserves / Loans1 (%) 0.45% 0.34% 0.52% 1.57% 1.51% 2018 2019 2020 2021 1Q 22 0.03% (0.06%) 0.00% 0.00% 0.04% 2018 2019 2020 2021 Q1 22 0.97% 1.00% 1.65% 1.46% 1.38% 2018 2019 2020 2021 1Q 22 COVID-19 Impact to ALLL

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 14Meridian Corporation STRONG CAPITAL POSITION • All capital ratios significantly exceed well capitalized regulatory requirements ◦ Bank level - Community Banking Leverage Ratio of 11.2% compared to minimum of 8.5% - $47.2M excess capital • 1Q 2022 quarterly dividend $0.20 per share • Paid $1.00 per share special dividend in 1Q 2022 Excess Capital (000s) $71,736 $32,928 $56,595 $61,632 Regulatory Minimums Excess Tier 1 Leverage ($) Tier 1 Risk Based ($) CE Tier 1 ($) Total Risk Based ($) $— $50,000 $100,000 $150,000 $200,000 $250,000 9.10% 10.09% 13.91% 10.09% (1) Capital ratios above are at Meridian Corporation level.

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 15Meridian Corporation APPENDIX

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 16Meridian Corporation HISTORICAL FINANCIAL HIGHLIGHTS 1) Includes loans held for sale and held for investment. 2) Includes loans held for investment (excluding loans at fair value and PPP loans). 3) A Non-GAAP measure. See Appendix for Non-GAAP to GAAP reconciliation. For the Year Ended QTR Ended Dollar Values in Thousands, Except Per Share Amounts 2018Y 2019Y 2020Y 2021Y 1Q 2022 Balance Sheet Total Assets $ 997,480 $ 1,150,019 $ 1,720,197 $ 1,713,443 $ 1,831,589 Loans 1 875,801 998,414 1,513,963 1,467,339 1,513,164 Deposits 752,130 851,168 1,241,335 1,446,413 1,564,851 Gross Loans / Deposits 116.44% 117.30% 121.96% 101.45% 96.70% Capital Total Equity $ 109,552 $ 120,695 $ 141,622 $ 165,360 $ 157,684 Tangible Common Equity / Tangible Assets - HC ³ 10.53% 10.11% 7.99% 9.42% 8.40% Tangible Common Equity / Tangible Assets - Bank ³ 10.53% 13.52% 10.25% 11.54% 10.40% Tier 1 Leverage Ratio - HC 11.16% 10.55% 8.96% 9.39% 9.10% Tier 1 Leverage Ratio - Bank 11.16% 14.08% 11.54% 11.51% 11.20% Total Capital Ratio - HC 13.66% 16.10% 14.55% 14.81% 13.91% Total Capital Ratio - Bank 13.66% 16.09% 14.54% 14.63% 13.76% Commercial Real Estate Loans / Total RBC 183.80% 176.97% 172.15% 167.20% 177.56% Earnings & Profitability Net Income $ 8,163 $ 10,481 $ 26,438 $ 35,585 $ 5,535 ROA 0.90% 1.01% 1.78% 2.06% 1.28% ROE 7.77% 9.09% 21.33% 23.74% 13.86% Net Interest Margin (NIM)(TEY) 3.80% 3.65% 3.40% 3.77% 3.89% NIM (TEY, excluding PPP loans and PPPLF borrowings)³ 3.80% 3.65% 3.47% 3.72% 3.82% Non-Int Inc. / Avg. Assets 3.58% 3.19% 5.85% 5.09% 3.03% Efficiency Ratio 81.4% 79.2% 68.50% 68.65% 73.55% Asset Quality Nonaccrual Loans / Loans¹ 0.45% 0.34% 0.62% 1.57% 1.51% NPAs / Assets 0.39% 0.30% 0.46% 1.34% 1.25% Reserves / Loans², ³ 0.97% 1.00% 1.65% 1.46% 1.38% NCOs / Average Loans 0.03% (0.06%) 0.00% 0.00% 0.04% Yield and Cost Yield on Earning Assets (TEY) 5.14% 5.30% 4.35% 4.27% 4.35% Yield on Earning Assets (TEY), excluding PPP loans)³ 5.14% 5.30% 4.51% 4.26% 4.31% Cost of Deposits 1.29% 1.67% 1.07% 0.48% 0.35% Cost of Interest-Bearing Liabilities 1.69% 2.10% 1.18% 0.65% 0.61%

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 17Meridian Corporation RECONCILIATION OF NON-GAAP MEASURES Tangible common equity to tangible assets Management uses the measure tangible common equity to tangible assets to assess our capital strength. We believe that this non-GAAP financial measure is useful to investors because, by removing the impact of our preferred stock, goodwill and other intangible assets, it allows investors to more easily assess our capital adequacy. This non-GAAP financial measure should not be considered a substitute for any regulatory capital ratios and may not be comparable to other similarly titled measures used by other companies. The table below provides the non-GAAP reconciliation for our tangible common equity to tangible assets: (dollars in thousands) Meridian Corporation 2018Y 2019Y 2020 Y 2021 Y 1Q 2022 Tangible common equity ratio: Total stockholders' equity $ 109,552 120,695 141,622 165,360 157,684 Less: Goodwill 899 899 899 899 899 Intangible assets 4,147 3,874 3,601 3,379 3,328 Tangible common equity 104,507 115,922 137,122 161,082 153,457 Total assets 997,480 1,150,019 1,720,197 1,713,443 1,831,589 Less: Goodwill 899 899 899 899 899 Intangible assets 4,147 3,874 3,601 3,379 3,328 Tangible assets $ 992,434 1,145,246 1,715,697 1,709,165 1,827,362 Tangible common equity ratio 10.53% 10.12% 7.99% 9.42% 8.40% (dollars in thousands) Meridian Corporation 2018Y 2019Y 2020 Y 2021 Y 1Q 2022 Tangible common equity ratio: Total stockholders' equity $ 109,552 159,643 180,288 201,486 194,347 Less: Goodwill 899 899 899 899 899 Intangible assets 4,147 3,874 3,601 3,379 3,328 Tangible common equity 104,507 154,870 175,788 197,208 190,120 Total assets 997,480 1,149,979 1,720,166 1,713,318 1,831,461 Less: Goodwill 899 899 899 899 899 Intangible assets 4,147 3,874 3,601 3,379 3,328 Tangible assets $ 992,434 1,145,206 1,715,666 1,709,040 1,827,234 Tangible common equity ratio 10.53% 13.52% 10.25% 11.54% 10.40%

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 18Meridian Corporation RECONCILIATION OF NON-GAAP MEASURES Dollar Values in Thousands Reconciliation of PPP Related Non-GAAP Measures For the Quarter Ended 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 Reconciliation of Net Interest Margin (TEY, exluding PPP loans and PPPLF borrowings) Net interest margin (TEY) 3.72% 3.70% 3.83% 3.83% 3.89% Impact of PPP loans and PPPLF borrowings (0.08%) 0.05% (0.10%) (0.07%) (0.07%) Net interest margin (TEY, excluding PPP loans and PPPLF borrowings) 3.64% 3.75% 3.73% 3.76% 3.82% Reconciliation of Reserves / Loans Allowance for loan losses / Total loans held for investment 1.36% 1.35% 1.38% 1.35% 1.31% Less: Impact of loans held for investment - fair valued 0.00% 0.00% 0.01% 0.02% 0.02% Less: Impact of PPP loans 0.29% 0.23% 0.13% 0.09% 0.05% Allowance / Total loans held for investment (excl. loans at fair value and PPP loans) 1.65% 1.58% 1.52% 1.46% 1.38% Reconciliation of Yield on Earning Assets Yield on earning assets (TEY) 4.29% 4.20% 4.31% 4.28% 4.35% Impact of PPP loans (0.03%) 0.10% (0.07%) (0.05%) (0.04%) Yield on earning assets (TEY, excluding PPP loans) 4.26% 4.30% 4.24% 4.23% 4.31% Reconciliation of Pre-tax, Pre-Provision Non-GAAP Measure For the Quarter Ended 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 Income before inocme tax expense 13,306 10,802 12,301 9,893 7,089 Add: Provision for loan losses 599 96 597 (222) 615 Pre-tax, pre-provision income $ 13,905 $ 10,898 $ 12,898 $ 9,671 $ 7,704